Morgan Stanley Institutional Fund Trust - High Yield Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: HCA Inc. 5.875% due 3/15/2022
Purchase/Trade Date: 2/7/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,350,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets:  2.00
Brokers: Goldman, Sachs & Co., Barclays Capital, BofA Merrill Lynch, Citigroup, JP Morgan, Credit Suisse, Deutsche Bank Securities, Morgan Stanley, Wells Fargo Securities, Credit Agricole CIB, RBC Capital Markets, SunTrust Robinson Humphrey
Purchased from: Goldman Sachs

Securities Purchased: Caesars Operating Escrow LLC 8.500% due 2/15/2020 Purchase/Trade Date: 2/9/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets:  1.00
Brokers: JP Morgan, BofA Merrill Lynch, Citigroup, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley
Purchased from:  JP Morgan

Securities Purchased: Chesapeake Energy Corp. 6.775% due 3/15/2019 Purchase/Trade Date: 2/13/12
Offering Price of Shares: $98.750
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets:  0.99
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, RBS, Barclays Capital, Citigroup, Comerica Securities, Credit Agricole CIB, Credit Suisse, DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, Natixis, Scotiabank, UBS Investment Bank, Wells Fargo Securities, Lloyds Securities, Macquarie Capital, Nomura, PNC Capital Markets LLC, SMBC Nikko, SunTrust Robinson Humphrey, TD Securities
Purchased from: Merrill Lynch

Securities Purchased: Viasat Inc. 6.875% due 6/15/2020
Purchase/Trade Date: 2/22/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $275,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.055
Percentage of Fund's Total Assets:  1.47
Brokers:  JP Morgan, Credit Suisse, Morgan Stanley, BBVA
Purchased from: JP Morgan

Securities Purchased: Linn Energy LLC 6.250% due 11/1/2019
Purchase/Trade Date: 2/28/2012
Offering Price of Shares: $99.989
Total Amount of Offering: $1,800,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets:  1.96
Brokers: RBS, Barclays Capital, Citigroup, Credit Agricole CIB, Credit Suisse, RBC Capital Markets, Wells Fargo Securities, BMO Capital Markets, UBS Investment Bank, Scotiabank, JP Morgan, Capital One Southcoast, Comerica Securities, ING, US Bancorp, ABN AMRO, BBVA, DNB Markets, Mitsubishi UFJ Securities, Societe Generale
Purchased from:  Royal Bank of Scotland

Securities Purchased: Continental Resources Inc. 5.00% due 9/15/2022 Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets:  0.99
Brokers: BofA Merrill Lynch, JP Morgan, RBS, BBVA, Mitsubishi UFJ Securities, US Bancorp, Wells Fargo Securities, Capital One Southcoast, Citgroup, Lloyds Securities, TD Securities, UBS Investment Bank
Purchased from:  Merrill Lynch

Securities Purchased: Concho Resources Inc. 5.500% due 10/1/2022 Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets:  1.98
Brokers: JP Morgan, BofA Merrill Lynch, Wells Fargo Securities, Barclays Capital, BMO Capital Markets, Credit Agricole CIB, ING, Mitsubishi UFJ Securities, US Bancorp, Capital One Southcoast, CIBC, Deutsche Bank Securities, Lloyds Securities, RBC Capital Markets, RBS, Scotiabank, SMBC Nikko, SunTrust Robinson Humphrey, UBS Investment Bank, Tudor, Pickering, Holt & Co.
Purchased from: JP Morgan

Securities Purchased: B/E Aerospace Inc. 5.250% due 4/1/2022
Purchase/Trade Date: 3/8/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets:  1.98
Brokers: Credit Suisse, JP Morgan, Citigroup, Goldman, Sachs & Co., UBS Investment Bank, Jefferies, Morgan Stanley, RBC Capital Markets, SunTrust Robinson Humphrey, Wells Fargo Securities
Purchased from: Credit Suisse Securities

Securities Purchased: Neuberger Berman Group LLC 5.875% due 3/15/2022 Purchase/Trade Date: 3/12/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets:  0.99
Brokers: JP Morgan, Barclays Capital, Credit Suisse, Morgan Stanley Citigroup, Goldman, Sachs & Co., UBS Investment Bank
Purchased from:  JP Morgan

Securities Purchased: Kraton Polymers LLC 6.750% due 3/1/2019
Purchase/Trade Date: 3/15/2012
Offering Price of Shares: $101.250
Total Amount of Offering: $100,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.100
Percentage of Fund's Total Assets:  1.00
Brokers: BofA Merrill Lynch, Credit Suisse, Goldman, Sachs & Co., Macquarie Capital, Morgan Stanley
Purchased from: Merrill Lynch

Securities Purchased: Harron Communications LP 9.125% due 4/1/2020 Purchase/Trade Date: 3/28/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $225,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.067
Percentage of Fund's Total Assets:  1.48
Brokers: SunTrust Robinson Humphrey, Wells Fargo Securities, Mitusibishi UFJ Securities, US Bancorp
Purchased from: SunTrust Robinson Humphrey

Securities Purchased: Lawson Software Inc. 9.375% due 4/1/2019
Purchase/Trade Date: 3/29/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,015,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets:  1.48
Brokers: BofA Merrill Lynch, Credit Suisse, JP Morgan, Morgan Stanley, Barclays Capital, Deutsche Bank, RBC Capital Markets, KKR
Purchased from: Merrill Lynch